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                                  Exhibit 10.2


                         2006 EXECUTIVE OFFICER SALARIES


Name                                 Position                                             2006 Salary
----                                 --------                                             -----------
Todd W. Herrick                      Chairman of the Board of Directors, President,        $475,000
                                     and Chief Executive Officer

James S. Nicholson                   Vice President, Treasurer, and Chief Financial         280,000
                                     Officer

Eric L. Stolzenberg (1)(2)           President of Compressor Business Unit                  280,000

Ronald E. Pratt (1)                  President of Electrical Components Business            210,000
                                     Unit

Michael R. Forman                    Vice President of Global Human Resources               150,000

Kent B. Herrick                      Vice President of Global Business Development          120,000

  (1)  Became an executive officer effective January 1, 2006


  (2)   Salary established in November 16, 2005 employment letter